CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC.

TAG® TELSEY ADVISORY GROUP

3rd Annual
CONSUMER CONFERENCE
March 30, 2011

> 2
Anthony M. Romano
President and
Anthony M. Romano
President and
Chief Executive Officer
Chief Executive Officer
Eric M. Specter
Executive Vice President and
Eric M. Specter
Executive Vice President and
Chief Financial Officer

Chief Financial Officer

lanebryant FASHION BUG CATHERINES

TAG TELSEY ADVISORY GROUP

> 3
Forward Looking Statements
The Company’s presentation may contain certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition. Such forward-
looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to successfully execute our in-
stock inventory strategy could result in higher than planned levels of promotional activity in order to sell through excess inventory, the failure to successfully execute our business plans could result in lower than planned sales and profitability, the failure to realize the benefits from the sale of our credit card program to, and the operation of our credit card program by, our third-party provider, the impact of changes in laws and regulations governing credit cards could limit the availability of, or increase the cost of, credit to our customers, the failure to enhance the Company's merchandise and marketing and accurately predict fashion trends, customer preferences and other fashion-related factors, the failure of growth in the women's plus apparel market, the failure to continue receiving financing at an affordable cost through the availability of credit we receive from our bankers, suppliers and their agents, the failure to effectively implement our planned store closing plans, the failure to continue receiving accurate and compliant e-commerce and third-party processing services, the failure to achieve improvement in the Company's competitive position, the failure to maintain efficient and uninterrupted order-
taking and fulfillment in our e-commerce and direct-to-consumer businesses, extreme or unseasonable weather conditions, economic downturns, escalation of energy and transportation costs, adverse changes in the costs or availability of fabrics and raw materials, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the failure of our vendors to deliver quality and timely shipments in compliance with applicable laws and regulations, the interruption of merchandise flow from the Company's centralized distribution facilities and third-party distribution providers, inadequate systems capacity, inability to protect trademarks or other intellectual property, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on
Form 10-K, Quarterly Reports on Form 10-Q and other Company filings with the Securities and Exchange Commission.
Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

> 4
PRESENTATION

CHARMING SHOPPES, INC.

lanebryant FASHION BUG CATHERINES

TAG TELSEY ADVISORY GROUP

> 5
We Have A Strong And Unique Platform Of
 Leading Plus Apparel Brands
The Plus-Size Authority

> 6
> More than half of American women wear size 14 or larger
> #1 in market share in women’s specialty plus-size
 apparel*
> #2 in market share in women’s plus-size apparel, a
 $17.6B market, second only to Wal-Mart*
> Lane Bryant’s Cacique® brand ranks #3 in women's total
 intimate plus-size apparel, a $3.2B market*
> Charming Shoppes ranks #1 in market share in women's
 specialty plus-size denim apparel, a $655M market*
*According to The NPD Group, Inc./Consumer Tracking Service 12 months ended January 2011
Our Market And Leadership Positions

Price
lanebryant
cacique intimates
CATHERINES
lanebryant outlet
FASHION BUG

lanebryant FASHION BUG CATHERINES
TAG TELSEY ADVISORY GROUP

> 7
Classic / Traditional
Fashion
Brand Positioning

> 8
www.lanebryant.com
She is 35-55 years old
She is a woman of many
lifestyles - work, casual, active
Likes to experiment with fashion
She shops frequently and likes
to buy clothes with good quality
at a reasonable price
She is brand-conscious and
prefers retailers that offer
fashionable choices
Lane Bryant - ‘One Brand - One Vision’

> 9
www.cacique.com
Known for solutions, fit,
quality, fashion and style
Represents 31% of sales
from the full-line
Lane Bryant chain
Offers key intimates
categories and
complementary products
Introducing caciquebody
Cacique

> 10
She is 30-50 years old
She is value-minded
Loves the challenge of
finding a great deal with
coupons and store
promotions that are easy
to understand
Likes to shop for
complete outfits
www.fashionbug.com
Fashion Bug

> 11
www.catherines.com
She’s our baby-boomer,
45+ years old
Classic styling with an
emphasis on fit and
comfort
Offering styling for the
woman wearing extended
sizes
She prefers clothing that is
more appropriate for her
age - she does not want to
dress “younger” than she is
Likes to look “put together”
Catherines

Adjusted EBITDA Margins*
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2005
2006
2007
2008
2009
2010

lanebryant FASHION BUG CATHERINES

TAG TELSEY ADVISORY GROUP

>12
Historical Profitability
> Significant progress made in 4th Quarter 2010
 – 7% increase in total sales
 ¡ +9% comparable store sales; 41% increase in e-commerce
 – +$24M improvement in adjusted EBITDA*
*Refer to GAAP to non-GAAP reconciliation at
http://www.charmingshoppes.com/investors/manage/index.asp

> 13
>Then
 – Fit
 – In-stock
 – Core basics
Then and Now - What is Different
>Now
 – Fashion
 – Relevance
 – Outfitting
 – Fit
 – In-stock
 – Value
>Size is no longer our sole differentiator

> 14
> For each of our brands,
 returning to profitability
 requires:
 – Eliminating negative EBITDA
 stores
Returning To Profitability

lanebryant FASHION BUG CATHERINES

TAG TELSEY ADVISORY GROUP

> 15
> For each of our brands,
 returning to profitability
 requires:
 – Eliminating negative EBITDA
 stores
 – Improving our product
 assortments
Returning To Profitability

> 16
> For each of our brands,
 returning to profitability
 requires:
 – Eliminating negative EBITDA
 stores
 – Improving our product
 assortments
 – Increasing inventory
 productivity
Returning To Profitability

lanebryant
SHOP TOLL FREE 866-886-4731
cacique
SHOP TOLL FREE 866-886-4731
new arrivals bras panties camis sleepwear shapewear swim hosiery active sale
CATHERINES
FASHION BUG
LOOK GREAT. SPEND LESS.
NEW ARRIVALS TOPS BOTTOMS OUTFITS DRESSES COATS SWIM INTIMATES SHOES ACCESSORIES JUNIORS SALE
ONLINE ONLY • LIMITED TIME
Put a little spring in your style!
Here's your exclusive deal...
40% off
your purchase of $50 or more.
Save on regular priced and clearance items!
shop now
INTIMATES STOCK-UP sale
bras buy 2, get 1 FREE
panties buy 3, get 3 FREE
shapewear buy 1, get 1 FREE
shop all
$15 Right Fit dress pants
ITEM OF THE WEEK
DIVE IN!
shop swim
CLEARANCE 60% off
shop all

lanebryant FASHION

> 17
> For each of our brands,
 returning to profitability
 requires:
 – Eliminating negative EBITDA
 stores
 – Improving our product
 assortments
 – Increasing inventory
 productivity
 – Continued growth in digital
 sales
Returning To Profitability

lanebryant FASHION BUG CATHERINES

TAG TELSEY ADVISORY GROUP

> 18
> For each of our brands,
 returning to profitability
 requires:
 – Eliminating negative EBITDA
 stores
 – Improving our product
 assortments
 – Increasing inventory
 productivity
 – Continued growth in digital
 sales
 – Distorting resources to our
 higher margining Lane Bryant
 brand
Returning To Profitability

lanebryant FASHION BUG CATHERINES

TAG® TELSEY ADVISORY GROUP

> 19
> One Brand - One Vision
 – Align Lane Bryant and Lane Bryant
 Outlet
 – Consistency of product, design,
 sourcing, marketing, and pricing
 strategies
> Cacique company-wide
 opportunity
> Distort resources to Lane Bryant
> Brand image and marketing
 activities
 > Expanding our Lane Bryant
 and Cacique opportunities
Leveraging Our Lane Bryant and Cacique Opportunities

> 20
FINANCIAL REVIEW

lanebryant FASHION BUG CATHERINES

TAG TELSEY ADVISORY GROUP

> 21
Financial Review - 4th Quarter 2010
*Refer to GAAP to non-GAAP reconciliation at
http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives
($ in millions, except EPS)	4th Quarter 2010	4th Quarter 2009	Change
Net Sales	$575.8	$539.0	+680 bps
Same Store Sales	+9%	-12%
Gross Profit	$247.6	$235.4	+$12.0
Gross Margin	43.0%	43.7%	-70 bps
Total Operating Expenses	$255.1	$267.0	-$11.9
Expense to Sales	44.3%	49.5%	-520 bps
Adjusted EBITDA	$10.7	$(12.9)	+$23.6
EBITDA to Sales	1.9%	(2.4)%	+430 bps
Non-GAAP loss per diluted share	$(0.08)	$(0.36)	+$0.28

> 22
Financial Review - Fiscal Year 2010
*Refer to GAAP to non-GAAP reconciliation at
http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives
($ in millions, except EPS)	2010	2009	Change
Net Sales	$2,061.8	$2,064.6	-10 bps
Same Store Sales	+3%	-13%
Gross Profit	$1,015.0	$1,023.6	-$8.6
Gross Margin	49.2%	49.6%	-40 bps
Total Operating Expenses	$1,033.2	$1,049.5	-$16.3
Expense to Sales	50.1%	50.8%	-70 bps
Adjusted EBITDA	$50.2	$50.5	-$0.3
EBITDA to Sales	2.4%	2.4%	- - -
Non-GAAP loss per diluted share	$(0.26)	$(0.52)	+$0.26

> 23
>Cash of $117 million
>$154 million available on our fully committed and
 undrawn revolving line of credit
– Liquidity of $271 million
>Convertible debt
– $140 million of 1.125% convertible notes due 2014
– No financial covenants
– Repurchased $49.2 million (face value) for $38.3 million
 during 2010
Balance Sheet and Liquidity at January 29, 2011

> 24
> 2,064 stores at year end
> Capital for store growth being distorted to Lane Bryant
 – 5-7 new, and 10-13 relocations for Lane Bryant and Lane
 Bryant Outlet locations
 – Continue to migrate from unprofitable malls to lifestyle
 strip centers
> Eliminating negative EBITDA stores
 – Generated $6 million in negative EBITDA in 2010
 – 240 stores closing in 2011
 – 30 Catherines outlet locations closing over next two years
Stores

> 25
SUMMARY

> 26
>Intensifying brand focus on each primary target
 customer
>Improve profitability at both the corporate and
 brand level
>Increase inventory productivity
>Build a winning corporate culture by attracting
 and retaining key talent
Summary

> 27
>In support of a cleaner environment, we have not
 brought investor materials for distribution
>Should you wish to have materials sent to you,
 please request materials by visiting our website at
 https://www.charmingshoppes.com/investors/cont
 act/contactus.asp or by emailing us at
 IR@charming.com
Investor Materials

> 28
Q & A

3rd Annual
CONSUMER CONFERENCE
March 30, 2011